Quarterly Financial Supplement ——————————— First Quarter 2025 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and Collateral Loan Obligations and Loan-Backed Private Originations 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 2

Financial Highlights Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA Net earnings (loss) attributable to F&G $ (21) $ 327 $ (6) $ 203 $ 115 $ 639 $ (58) Net earnings (loss) attributable to common shareholders (25) 323 (10) 198 111 622 (58) Net earnings (loss) attributable to common shareholders per diluted share ² (0.20) 2.50 (0.08) 1.55 0.88 4.88 (0.47) Weighted-average diluted shares outstanding (in millions) 126 131 124 131 130 131 124 RELATED NON-GAAP MEASURES ¹ Adjusted net earnings attributable to common shareholders 91 143 156 139 108 546 335 Adjusted net earnings attributable to common shareholders per diluted share ² 0.72 1.12 1.22 1.10 0.86 4.30 2.68 Adjusted weighted-average diluted shares outstanding (in millions) 132 131 131 131 130 131 125 Adjusted return on assets attributable to common shareholders 0.68% 1.06% 1.05% 0.98% 0.87% 1.06% 0.73 % Adjusted return on average common shareholder equity, excluding AOCI 9.7% 10.3% 9.1% 8.4% 7.4% 10.3% 6.5 % SELECTED CONSOLIDATED BALANCE SHEET DATA Total assets 88,007 84,931 84,123 78,368 74,300 84,931 70,050 Total liabilities 83,522 80,855 79,648 74,580 70,617 80,855 66,947 Total equity 4,485 4,076 4,475 3,788 3,683 4,076 3,103 Total equity, excluding AOCI 6,219 5,999 5,706 5,741 5,566 5,999 5,093 Common shares outstanding (in millions) 135 127 126 126 126 127 126 RELATED NON-GAAP MEASURES ¹ Total F&G equity attributable to common shareholders, excluding AOCI 5,847 5,624 5,327 5,357 5,179 5,624 5,093 Book value per common share 30.47 29.14 32.51 27.02 26.16 29.14 24.63 Book value per common share, excluding AOCI 43.31 44.28 42.28 42.52 41.10 44.28 40.42 Assets under management ("AUM") 54,546 53,817 52,464 52,208 49,787 53,817 49,103 Average assets under management ("AAUM") YTD 53,877 51,574 50,970 50,181 49,400 51,574 46,044 AUM before flow reinsurance 67,398 65,274 62,875 61,370 58,020 65,274 55,928 SALES ¹ Indexed annuities ("FIA/RILA") $ 1,461 $ 1,797 $ 1,847 $ 1,648 $ 1,437 $ 6,729 $ 4,699 Fixed rate annuities ("MYGA") 562 648 1,655 1,475 1,327 5,105 5,066 Total annuity 2,023 2,445 3,502 3,123 2,764 11,834 9,765 Indexed universal life ("IUL") 43 41 39 44 42 166 156 Funding agreements ("FABN/FHLB") 525 — — 915 105 1,020 1,256 Pension risk transfer ("PRT") 311 983 337 338 584 2,242 1,976 Gross sales 2,902 3,469 3,878 4,420 3,495 15,262 13,153 Sales attributable to flow reinsurance to third parties (721) (1,031) (1,492) (975) (1,193) (4,691) (3,915) Net sales $ 2,181 $ 2,438 $ 2,386 $ 3,445 $ 2,302 $ 10,571 $ 9,238 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Beginning in 2024, diluted share count reflects the effect of 5 million common shares issuable upon the conversion of the FNF 6.875% Series A Mandatory Convertible Preferred Stock, par value $0.001 par value per share, when their effect was dilutive. For time periods when dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock, as well as the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss). F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 3

Consolidated Statements of Operations (GAAP) Three months ended Year ended March 31, 2025 ¹ December 31, 2024 ¹ September 30, 2024 ¹ June 30, 2024 ¹ March 31, 2024 ¹ December 31, 2024 ¹ December 31, 2023 Revenues Life insurance premiums and other fees $ 489 $ 1,149 $ 506 $ 487 $ 718 $ 2,860 $ 2,413 Interest and investment income 666 707 712 684 616 2,719 2,211 Owned distribution revenues 16 20 20 18 23 81 — Recognized gains and (losses), net (263) (317) 206 (17) 212 84 (124) Total revenues 908 1,559 1,444 1,172 1,569 5,744 4,500 Benefits and expenses Benefits and other changes in policy reserves 524 927 1,095 608 1,161 3,791 3,553 Market risk benefit (gains) losses 109 (105) 71 20 (11) (25) 95 Depreciation and amortization 153 152 147 147 123 569 412 Personnel costs 67 81 80 69 66 296 232 Other operating expenses 41 54 45 46 58 203 146 Interest expense 40 38 36 28 30 132 97 Total benefits and expenses 934 1,147 1,474 918 1,427 4,966 4,535 Earnings (loss) before income taxes (26) 412 (30) 254 142 778 (35) Income tax expense (benefit) (5) 85 (25) 50 26 136 23 Net earnings (loss) (21) 327 (5) 204 116 642 (58) Less: Non-controlling interests — — 1 1 1 3 — Net earnings (loss) attributable to F&G (21) 327 (6) 203 115 639 (58) Less: Preferred stock dividend 4 4 4 5 4 17 — Net earnings (loss) attributable to F&G common shareholders $ (25) $ 323 $ (10) $ 198 $ 111 $ 622 $ (58) Net earnings (loss) attributable to F&G common shareholders per common share Basic $ (0.20) $ 2.58 $ (0.08) $ 1.60 $ 0.90 $ 4.98 $ (0.47) Diluted $ (0.20) $ 2.50 $ (0.08) $ 1.55 $ 0.88 $ 4.88 $ (0.47) Weighted average common shares used in computing net earnings (loss) per common share Basic 126 125 124 124 124 125 124 Diluted 126 131 124 131 130 131 124 ¹ Reflects majority stake in owned distribution starting in January 2024. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 4

Adjusted Net Earnings - Management View ¹ Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Interest and investment income - fixed income and other $ 509 $ 513 $ 514 $ 493 $ 475 $ 1,995 $ 1,728 Interest and investment income - alternatives (including short term mark-to- market) 137 160 150 167 112 589 452 Interest and investment income - variable 19 19 26 6 8 59 6 Adjusted interest and investment income 665 692 690 666 595 2,643 2,186 Cost of funds ² (428) (400) (395) (378) (355) (1,528) (1,307) Product margin 237 292 295 288 240 1,115 879 Flow reinsurance fee income ² 13 13 11 9 8 41 20 Owned distribution margin 7 12 12 9 13 46 11 Operating expenses (96) (95) (103) (97) (94) (389) (351) Interest expense (41) (38) (36) (31) (30) (135) (97) Income tax (expense) benefit (25) (37) (19) (34) (25) (115) (127) Adjusted net earnings 95 147 160 144 112 563 335 Less: Preferred stock dividend 4 4 4 5 4 17 — Adjusted net earnings attributable to common shareholders $ 91 $ 143 $ 156 $ 139 $ 108 $ 546 $ 335 Adjusted net earnings per common share Diluted $ 0.72 $ 1.12 $ 1.22 $ 1.10 $ 0.86 $ 4.30 $ 2.68 Weighted average common shares used in computing adjusted net earnings per common share Diluted 132 131 131 131 130 131 125 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 5

Adjusted Net Earnings - Significant Income and Expense Items ¹ ² Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes. Three months ended March 31, 2025 Adjusted net earnings of $91 million for the three months ended March 31, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $63 million below management’s long-term expected return of approximately 10%. December 31, 2024 Adjusted net earnings of $143 million for the three months ended December 31, 2024 included income from $7 million of actuarial model refinements and other items. Investment income from alternative investments was $32 million below management’s long-term expected return of approximately 10%. September 30, 2024 Adjusted net earnings of $156 million for the three months ended September 30, 2024 included net expense from $17 million of actuarial assumption updates; partially offset by income from a $14 million tax valuation allowance. Investment income from alternative investments was $41 million below management’s long-term expected return of approximately 10%. June 30, 2024 Adjusted net earnings of $139 million for the three months ended June 30, 2024 included expense from $16 million of actuarial model updates and refinements. Investment income from alternative investments was $20 million below management’s long-term expected return of approximately 10%. March 31, 2024 Adjusted net earnings of $108 million for the three months ended March 31, 2024 included $2 million of other income items. Investment income from alternative investments was $52 million below management’s long-term expected return of approximately 10%. Year ended December 31, 2024 Adjusted net earnings of $546 million for the year ended December 31, 2024 included net expense from $24 million of actuarial assumption and model updates and other items; partially offset by income from a $14 million of tax valuation allowance. Investment income from alternative investments was $145 million below management’s long-term expected return of approximately 10%. December 31, 2023 Adjusted net earnings of $335 million for the year ended December 31, 2023 included expense from $37 million tax valuation allowance, $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Investment income from alternative investments was $153 million below management’s long-term expected return of approximately 10%. ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5. ² Periods prior to March 31, 2025 have been recast to remove CLO redemption and bond prepayment income from significant income and expense items. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 6

Adjusted Return on Assets ¹ Annualized year to date March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Adjusted interest and investment income $ 2,660 $ 2,643 $ 2,601 $ 2,522 $ 2,380 Cost of funds ² (1,712) (1,528) (1,504) (1,466) (1,420) Product margin 948 1,115 1,097 1,056 960 Flow reinsurance fee income ² 52 41 37 34 32 Owned distribution margin 28 46 45 44 52 Expenses (operating, interest and taxes) (648) (639) (625) (622) (596) Adjusted net earnings $ 380 $ 563 $ 554 $ 512 $ 448 Less: Preferred stock dividend 16 17 17 18 16 Adjusted net earnings attributable to common shareholders (A) $ 364 $ 546 $ 537 $ 494 $ 432 AAUM YTD (B) 53,877 51,574 50,970 50,181 49,400 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Adjusted interest and investment income 4.94% 5.12% 5.10% 5.03% 4.82 % Cost of funds ² (3.18) % (2.96) % (2.95) % (2.92) % (2.87) % Product margin 1.76% 2.16% 2.15% 2.11% 1.95 % Flow reinsurance fee income ² 0.10% 0.08% 0.07% 0.06% 0.06 % Owned distribution margin 0.05% 0.09% 0.09% 0.09% 0.10 % Expenses (operating, interest and taxes) (1.20) % (1.24) % (1.23) % (1.24) % (1.21) % Adjusted return on assets 0.71% 1.09% 1.08% 1.02% 0.90 % Less: Preferred stock dividend 0.03% 0.03% 0.03% 0.04% 0.03 % Adjusted return on assets attributable to common shareholders (A/B) 0.68% 1.06% 1.05% 0.98% 0.87% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 7

Assets Under Management Rollforward and Average Assets Under Management ¹ Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 AUM at beginning of period $ 53,817 $ 52,464 $ 52,208 $ 49,787 $ 49,103 $ 49,103 $ 43,568 Net new business asset flows 1,790 2,270 1,726 3,057 2,116 9,169 9,104 Net flow reinsurance to third parties (1,395) (1,046) (1,248) (930) (1,407) (4,631) (3,961) Net capital transaction proceeds (disbursements) 334 129 (222) 294 (25) 176 392 AUM at end of period $ 54,546 $ 53,817 $ 52,464 $ 52,208 $ 49,787 $ 53,817 $ 49,103 AAUM YTD $ 53,877 $ 51,574 $ 50,970 $ 50,181 $ 49,400 $ 51,574 $ 46,044 AUM before flow reinsurance $ 67,398 $ 65,274 $ 62,875 $ 61,370 $ 58,020 $ 65,274 $ 55,928 Interest and Investment Income and Yield ¹ Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Adjusted interest and investment income ² $ 665 $ 692 $ 690 $ 666 $ 595 $ 2,643 $ 2,186 AAUM QTD 53,877 53,307 52,661 50,864 49,400 51,574 46,044 Yield on AAUM 4.94% 5.19% 5.24% 5.24% 4.82% 5.12% 4.75 % Less: Alternatives investment income (including short term mark-to-market) ³ 137 160 150 167 112 589 452 Less: Variable investment income ⁴ 19 19 26 6 8 59 6 Fixed income and other net investment income ² ⁵ $ 509 $ 513 $ 514 $ 493 $ 475 $ 1,995 $ 1,728 AAUM QTD, excluding alternative investments 44,971 44,739 44,100 42,509 41,670 43,305 39,081 Yield on AAUM, excluding alternative investments and variable investment income 4.53% 4.59% 4.66% 4.64% 4.56% 4.61% 4.42% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Reflects interest and investment income on an adjusted net earnings basis. ³ Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities. ⁴ Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income. ⁵ Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 8

Consolidated Balance Sheets (GAAP) Assets March 31, 2025 ¹ December 31, 2024 ¹ September 30, 2024 ¹ June 30, 2024 ¹ March 31, 2024 ¹ Investments Fixed maturity securities available for sale, at fair value, (amortized cost of $51,026), net of allowance for credit losses of $80 at March 31, 2025 $ 47,909 $ 46,317 $ 46,909 $ 43,826 $ 42,631 Preferred securities, at fair value 253 270 289 332 381 Equity securities, at fair value 101 145 146 147 138 Derivative investments 702 792 1,401 1,032 1,024 Mortgage loans, net of allowance for credit losses of $73 at March 31, 2025 6,366 5,926 5,626 5,439 5,440 Investments in unconsolidated affiliates (certain investments at fair value of $272 at March 31, 2025) 4,127 3,565 3,666 3,705 3,367 Other long-term investments 587 580 581 574 556 Policy loans 115 104 94 86 78 Short-term investments 549 2,410 681 421 263 Total investments $ 60,709 $ 60,109 $ 59,393 $ 55,562 $ 53,878 Cash and cash equivalents 3,293 2,264 3,539 3,526 2,372 Reinsurance recoverable, net of allowance for credit losses of $20 at March 31, 2025 14,746 13,369 12,404 11,031 10,112 Goodwill 2,179 2,179 2,179 2,017 2,017 Prepaid expenses and other assets (certain assets held at fair value of $11 million at March 31, 2025) 904 950 942 839 846 Other intangible assets, net 5,721 5,572 5,349 4,952 4,612 Market risk benefits asset 187 189 134 103 95 Income taxes receivable — — 2 11 23 Deferred tax asset, net 268 299 181 327 345 Total assets $ 88,007 $ 84,931 $ 84,123 $ 78,368 $ 74,300 Liabilities and Equity Contractholder funds $ 57,823 $ 56,404 $ 55,468 $ 53,602 $ 50,875 Future policy benefits 9,065 8,749 8,268 7,636 7,441 Market risk benefits liability 635 549 603 459 425 Accounts payable and accrued liabilities 2,314 2,219 3,257 2,328 2,237 Income taxes payable 9 5 — — — Notes payable 2,234 2,171 2,038 2,038 1,748 Funds withheld for reinsurance liabilities 11,442 10,758 10,014 8,517 7,891 Total liabilities $ 83,522 $ 80,855 $ 79,648 $ 74,580 $ 70,617 Equity Preferred stock $0.001 par value; authorized 25,000,000 shares as of March 31, 2025; outstanding and issued shares of 5,000,000 as of March 31, 2025 — — — — — Common stock $0.001 par value; authorized 500,000,000 shares as of March 31, 2025; outstanding and issued shares of 134,707,419 and 135,917,408 as of March 31, 2025, respectively — — — — — Additional paid-in-capital 3,741 3,464 3,456 3,449 3,442 Retained earnings 2,389 2,440 2,145 2,182 2,011 Accumulated other comprehensive income (loss) ("AOCI") (1,734) (1,923) (1,231) (1,953) (1,883) Treasury stock, at cost (1,209,989 shares as of March 31, 2025) (33) (30) (24) (24) (24) Total F&G Annuities & Life, Inc. shareholders' equity $ 4,363 $ 3,951 $ 4,346 $ 3,654 $ 3,546 Non-controlling interests 122 125 129 134 137 Total equity $ 4,485 $ 4,076 $ 4,475 $ 3,788 $ 3,683 Total liabilities and equity $ 88,007 $ 84,931 $ — $ 84,123 $ 78,368 $ 74,300 ¹ Reflects majority stake in owned distribution starting in January 2024. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 9

Capitalization ¹ Three months ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Notes payable $ 2,234 $ 2,171 $ 2,038 $ 2,038 $ 1,748 Net issuance costs (premium) 36 24 22 22 12 Notes payable (aggregate principal amount) (A) $ 2,270 $ 2,195 $ 2,060 $ 2,060 $ 1,760 Total equity 4,485 4,076 4,475 3,788 3,683 Less: AOCI (1,734) (1,923) (1,231) (1,953) (1,883) Total equity, excluding AOCI $ 6,219 $ 5,999 $ 5,706 $ 5,741 $ 5,566 Total Capitalization, excluding AOCI (B) $ 8,489 $ 8,194 $ 7,766 $ 7,801 $ 7,326 Debt-to-Capitalization, excluding AOCI (A/B) 26.7% 26.8% 26.5% 26.4% 24.0 % Return on Equity Attributable to Common Shareholders ¹ Twelve months ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net earnings (loss) attributable to common shareholders - rolling four quarters (C) $ 486 $ 622 $ — $ 316 $ 248 Adjusted net earnings attributable to common shareholders - rolling four quarters (D) 529 546 478 442 382 Average F&G equity attributable to common shareholders - 5 point average (E) 3,722 3,520 3,254 2,939 2,755 Less: Average AOCI - 5 point average (1,745) (1,796) (2,020) (2,295) (2,414) Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F) $ 5,467 $ 5,316 $ 5,274 $ 5,234 $ 5,169 Return on average common shareholder equity (C/E) 13.1% 17.7% — % 10.8% 9.0 % Adjusted return on average common shareholder equity, excluding AOCI (D/F) 9.7% 10.3% 9.1% 8.4% 7.4% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 10

Summary of Invested Assets by Asset Class March 31, 2025 December 31, 2024 Amortized Cost Fair Value Percent Amortized Cost Fair Value Percent Fixed maturity securities, available for sale United States Government full faith and credit $ 208 $ 209 — % $ 160 $ 158 — % United States Government sponsored entities 96 94 — % 98 95 — % United States municipalities, states and territories 1,591 1,370 2% 1,592 1,346 2 % Foreign Governments 265 224 — % 231 186 — % Corporate securities: Finance, insurance and real estate 9,613 9,038 15% 9,284 8,611 14 % Manufacturing, construction and mining 1,595 1,451 3% 1,299 1,139 2 % Utilities, energy and related sectors 3,627 3,137 5% 3,498 2,971 5 % Wholesale/retail trade 3,682 3,236 5% 3,694 3,210 5 % Services, media and other 5,439 4,638 8% 5,402 4,547 8 % Hybrid securities 537 512 1% 604 581 1 % Non-agency residential mortgage-backed securities 2,684 2,647 4% 2,763 2,693 5 % Commercial mortgage-backed securities ² 5,260 5,091 9% 5,327 5,131 9 % Asset-backed securities ² 7,199 6,990 12% 10,478 10,270 17 % Collateral loan obligations and loan-backed private originations ² 9,230 9,272 15% 5,299 5,379 9 % Total fixed maturity securities, available for sale $ 51,026 $ 47,909 79% $ 49,729 $ 46,317 77 % Equity securities 410 354 1% 468 415 1 % Limited partnerships: Private equity 1,947 1,947 3% 1,830 1,830 3 % Real assets 723 719 1% 444 437 1 % Credit 1,185 1,185 2% 1,021 1,021 2 % Limited partnerships 3,855 3,851 6% 3,295 3,288 6 % Commercial mortgage loans 2,788 2,534 4% 2,705 2,404 4 % Residential mortgage loans 3,578 3,338 6% 3,221 2,916 5 % Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments) 1,871 1,680 3% 1,771 1,753 3 % Short term investments 549 549 1% 2,410 2,410 4 % Total investments ¹ $ 64,077 $ 60,215 100% $ 63,599 $ 59,503 100% ¹ Asset duration of 5.0 years and 4.9 years vs. liability duration of 5.8 years and 5.8 years for the periods ending March 31, 2025 and December 31, 2024, respectively. ² Reflects classifications consistent with the NAIC Bond Project, effective 1/1/2025; for further details on our structured credit portfolio, including CLOs, CMBS and ABS, and private origination portfolio see F&G’s Spring 2025 Investor Presentation F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 11

Credit Quality of Fixed Maturity Securities March 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 30,526 64 % BBB 2 15,312 32 % BB 3 1,516 3 % B 4 388 1 % CCC 5 62 — % CC and lower 6 105 — % Total $ 47,909 100 % Credit Quality of Asset-Backed Securities March 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 5,227 75 % BBB 2 1,513 21 % BB 3 187 3 % B 4 7 — % CCC 5 7 — % CC and lower 6 49 1 % Total $ 6,990 100 % Credit Quality of Collateral Loan Obligations and Loan-Backed Private Originations March 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 6,673 72 % BBB 2 1,600 17 % BB 3 800 9 % B 4 162 2 % CCC 5 — — % CC and lower 6 37 — % Total $ 9,272 100 % F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 12

GAAP Net Reserve Summary Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Indexed annuities $ 30,326 $ 30,141 $ 30,239 $ 29,439 $ 28,741 $ 30,141 $ 27,792 Fixed rate annuities 5,880 6,434 6,508 6,044 5,876 6,434 5,924 Single premium immediate annuity and other 1,562 1,564 1,660 1,606 1,650 1,564 1,699 Indexed universal and other life 2,899 2,813 2,795 2,624 2,542 2,813 2,521 Funding agreements 5,737 5,315 5,325 6,071 5,150 5,315 5,152 Pension risk transfer 6,373 6,066 5,408 4,882 4,670 6,066 4,203 Total product reserves $ 52,777 $ 52,333 $ 51,935 $ 50,666 $ 48,629 $ 52,333 $ 47,291 Annuity Account Balance Rollforward ¹ Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Annuity balances at beginning of period: $ 35,553 $ 35,103 $ 34,371 $ 33,545 $ 32,967 $ 32,967 $ 30,403 Net deposits Indexed annuities 1,070 1,380 1,381 1,680 1,387 5,828 4,739 Fixed rate annuities 204 65 629 446 135 1,275 1,144 Total net deposits 1,274 1,445 2,010 2,126 1,522 7,103 5,883 Surrenders, withdrawals, deaths, etc. Indexed annuities (968) (1,151) (1,264) (1,101) (804) (4,320) (2,515) Fixed rate annuities (159) (211) (249) (376) (305) (1,141) (1,168) Total surrenders, withdrawals, deaths, etc. (1,127) (1,362) (1,513) (1,477) (1,109) (5,461) (3,683) Net flows 147 83 497 649 413 1,642 2,200 Premium and interest bonuses 26 28 23 25 22 98 87 Fixed interest credited and index credits 253 394 258 201 189 1,042 459 Guaranteed product rider fees (51) (55) (46) (49) (46) (196) (182) Ceded inforce reinsurance transactions (647) — — — — — — Account balance at end of period $ 35,281 $ 35,553 $ 35,103 $ 34,371 $ 33,545 $ 35,553 $ 32,967 ¹ The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 13

Annuity Liability Characteristics Fixed Rate Annuities Account Value Indexed Annuities Account Value Surrender Charge Percentages: March 31, 2025 No surrender charge $ 356 $ 2,396 0.0% < 2.0% 23 406 2.0% < 4.0% 363 1,572 4.0% < 6.0% 663 3,307 6.0% < 8.0% 2,388 5,384 8.0% < 10.0% 1,816 9,849 10.0% or greater — 6,758 $ 5,609 $ 29,672 Fixed Rate Annuities Account Value Indexed Annuities Account Value Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: March 31, 2025 No differential $ 411 $ 1,234 0.0% - 1.0% 45 964 1.0% - 2.0% 1,104 552 2.0% - 3.0% 1,345 437 3.0% - 4.0% 837 496 4.0% - 5.0% 1,642 24 5.0% - 6.0% 225 — Allocated to index strategies — 25,965 $ 5,609 $ 29,672 Top 5 Reinsurers March 31, 2025 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 8,060 A- — — — Somerset Reinsurance Ltd 3,316 A- BBB+ — — Everlake 1,830 A — — — Wilton Re 1,067 A+ — A- — Canada Life Reinsurance Co. 76 A+ — — — ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes Not Rated BB BB Ba1 CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 15

Shareholder Information NYSE: FG History of Quarterly Common Stock Price High Low Close 2024 First Quarter $ 47.54 $ 35.99 $ 40.55 Second Quarter 42.76 35.11 38.05 Third Quarter 45.69 37.08 44.72 Fourth Quarter 48.76 40.10 41.44 2025 First Quarter 47.04 34.70 36.05 History of Quarterly Cash Dividend to Common Shareholders Ex-Dividend Date Record Date Payable Date Amount per Share 2024 First Quarter 3/14/2024 3/15/2024 3/29/2024 $ 0.21 Second Quarter 6/13/2024 6/14/2024 6/28/2024 $ 0.21 Third Quarter 9/13/2024 9/16/2024 9/30/2024 $ 0.21 Fourth Quarter 12/16/2024 12/17/2024 12/31/2024 $ 0.22 2025 First Quarter 3/14/2025 3/17/2025 3/31/2025 $ 0.22 Corporate Headquarters Research Analyst Coverage F&G Annuities & Life, Inc. Wes Carmichael 801 Grand Avenue, Suite 2600 Autonomous Research Des Moines, IA 50309 (646) 561-6250 wcarmichael@autonomous.com Investor Contact Lisa Foxworthy-Parker Alex Scott SVP, Investor and External Relations Barclays Capital, Inc. Investor.relations@fglife.com (212) 526-1561 (515) 330-3307 alex.scott@barclays.com Transfer Agent John Barnidge Continental Stock Transfer and Trust Company Piper Sandler Companies 1 State Street, 30th Floor (312) 281-3412 New York, NY 10004 john.barnidge@psc.com Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 16

Non-GAAP Reconciliations Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders ¹ Net earnings (loss) attributable to common shareholders $ (25) $ 323 $ (10) $ 198 $ 111 $ 622 $ (58) Non-GAAP adjustments Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available-for- sale securities, equity securities and other invested assets 15 24 (15) (37) (48) (76) 98 Change in allowance for expected credit losses 22 — 10 21 1 32 48 Change in fair value of reinsurance related embedded derivatives 41 (153) 178 (10) 18 33 128 Change in fair value of other derivatives and embedded derivatives (49) 96 (127) 8 61 38 (60) Recognized (gains) losses, net 29 (33) 46 (18) 32 27 214 Market related liability adjustments 103 (233) 145 (71) (55) (214) 258 Purchase price amortization 15 21 22 19 22 84 22 Transaction costs, other and non-recurring items 1 19 — (3) — 16 3 Non-controlling interest (2) (2) (3) (2) (3) (10) — Income taxes adjustment (30) 48 (44) 16 1 21 (104) Adjusted net earnings attributable to common shareholders ¹ $ 91 $ 143 $ 156 $ 139 $ 108 $ 546 $ 335 ¹ Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 17

Non-GAAP Reconciliations (continued) Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Reconciliation of interest and investment income to adjusted interest and investment income US GAAP interest and investment income $ 666 $ 707 $ 712 $ 684 $ 616 $ 2,719 $ 2,211 Adjustments Recognized (gains) losses, net 1 (10) (16) (16) (17) (59) (15) Transaction costs, other and non-recurring items — — — — — — 1 Reclass of dividend income to owned distribution margin (2) (5) (6) (2) (4) (17) (11) Total adjustments to arrive at adjusted interest and investment income (1) (15) (22) (18) (21) (76) (25) Adjusted interest and investment income $ 665 $ 692 $ 690 $ 666 $ 595 $ 2,643 $ 2,186 Reconciliation of benefits and expenses to cost of funds US GAAP life insurance premiums and other fees 489 1,149 506 487 718 2,860 2,413 US GAAP recognized gains and (losses), net (263) (317) 206 (17) 212 84 (124) US GAAP benefits and other changes in policy reserves (524) (927) (1,095) (608) (1,161) (3,791) (3,553) US GAAP market risk benefit gains (losses) (109) 105 (71) (20) 11 25 (95) US GAAP depreciation and amortization (153) (152) (147) (147) (123) (569) (412) US GAAP line items subtotal $ (560) $ (142) $ (601) $ (305) $ (343) $ (1,391) $ (1,771) Adjustments Recognized (gains) losses, net 33 (24) 61 (3) 45 79 221 Market related liability adjustments 103 (233) 145 (71) (55) (214) 258 Purchase price amortization 14 16 15 14 13 58 22 Reclass of acquisition expenses from operating expenses (5) (4) (4) (4) (7) (19) (17) Reclass of fee income to flow reinsurance fee income (13) (13) (11) (9) (8) (41) (20) Total adjustments to arrive at cost of funds 132 (258) 206 (73) (12) (137) 464 Cost of funds ¹ $ (428) $ (400) $ (395) $ (378) $ (355) $ (1,528) $ (1,307) Composition of flow reinsurance fee income Reclass of fee income from cost of funds 13 13 11 9 8 41 20 Flow reinsurance fee income ¹ $ 13 $ 13 $ 11 $ 9 $ 8 $ 41 $ 20 ¹ Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 18

Non-GAAP Reconciliations (continued) Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Reconciliation of owned distribution revenues to owned distribution margin US GAAP owned distribution revenues $ 16 $ 20 $ 20 $ 18 $ 23 $ 81 $ — US GAAP non-controlling interest — — (1) (1) (1) (3) — US GAAP line items subtotal 16 20 19 17 22 78 — Adjustments Non-controlling interest (2) (2) (3) (2) (3) (10) — Reclass of owned distribution dividend income from interest and investment income 2 5 6 2 4 17 11 Reclass of owned distribution expenses from operating expenses (9) (11) (10) (8) (10) (39) — Total adjustments to arrive at owned distribution margin (9) (8) (7) (8) (9) (32) 11 Owned distribution margin $ 7 $ 12 $ 12 $ 9 $ 13 $ 46 $ 11 Reconciliation of operating expenses US GAAP personnel costs $ (67) $ (81) $ (80) $ (69) $ (66) $ (296) $ (232) US GAAP other operating expenses (41) (54) (45) (46) (58) (203) (146) US GAAP line items subtotal (108) (135) (125) (115) (124) (499) (378) Adjustments Recognized (gains) losses, net (5) 1 1 1 4 7 8 Purchase price amortization 1 5 7 5 9 26 — Transaction costs, other and non-recurring items 2 19 — — — 19 2 Reclass of acquisition expenses to cost of funds 5 4 4 4 7 19 17 Reclass of expenses to owned distribution margin 9 11 10 8 10 39 — Total adjustments to arrive at operating expenses 12 40 22 18 30 110 27 Operating expenses $ (96) $ (95) $ (103) $ (97) $ (94) $ (389) $ (351) Reconciliation of interest expense US GAAP interest expense $ (40) $ (38) $ (36) $ (28) $ (30) $ (132) $ (97) US GAAP line items subtotal (40) (38) (36) (28) (30) (132) (97) Adjustments Transaction costs, other and non-recurring items (1) — — (3) — (3) — Total adjustments to arrive at interest expense (1) — — (3) — (3) — Interest expense $ (41) $ (38) $ (36) $ (31) $ (30) $ (135) $ (97) F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 19

Non-GAAP Reconciliations (continued) Three months ended Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit US GAAP income tax (expense) benefit $ 5 $ (85) $ 25 $ (50) $ (26) $ (136) $ (23) Adjustments Income taxes on non-GAAP adjustments (30) 48 (44) 16 1 21 (104) Total adjustments to arrive at adjusted income tax (expense) benefit (30) 48 (44) 16 1 21 (104) Adjusted income tax (expense) benefit $ (25) $ (37) $ (19) $ (34) $ (25) $ (115) $ (127) Year ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2024 December 31, 2023 Reconciliation of total investments to AUM US GAAP total investments $ 60,709 $ 60,109 $ 59,393 $ 55,562 $ 53,878 $ 60,109 $ 52,289 US GAAP cash and cash equivalents 3,293 2,264 3,539 3,526 2,372 2,264 1,563 Less: US GAAP derivative investments 702 792 1,401 1,032 1,024 792 797 US GAAP line items subtotal 63,300 61,581 61,531 58,056 55,226 61,581 53,055 Adjustments Reinsurance assets ceded adjustment (11,578) (10,836) (9,838) (8,602) (7,993) (10,836) (6,879) Unrealized (gains)/losses and allowances adjustment 3,113 3,412 2,102 3,414 3,182 3,412 3,227 Owned distribution investments adjustment (297) (300) (314) (381) (365) (300) (291) Reclass from prepaid expenses and other assets ¹ 706 742 770 666 677 742 604 Reclass from accounts payable and accrued liabilities ² (698) (782) (1,787) (945) (940) (782) (613) Total adjustments to arrive at AUM (8,754) (7,764) (9,067) (5,848) (5,439) (7,764) (3,952) AUM 54,546 53,817 52,464 52,208 49,787 53,817 49,103 Flow reinsurance 12,852 11,457 10,411 9,162 8,233 11,457 6,825 AUM before flow reinsurance $ 67,398 $ 65,274 $ 62,875 $ 61,370 $ 58,020 $ 65,274 $ 55,928 Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI Total F&G Annuities & Life, Inc. shareholders' equity $ 4,363 $ 3,951 $ 4,346 $ 3,654 $ 3,546 $ 3,951 $ 3,103 Less: Preferred stock 250 250 250 250 250 250 — Total F&G equity attributable to common shareholders 4,113 3,701 4,096 3,404 3,296 3,701 3,103 Less: AOCI (1,734) (1,923) (1,231) (1,953) (1,883) (1,923) (1,990) Total F&G equity attributable to common shareholders, excluding AOCI $ 5,847 $ 5,624 $ 5,327 $ 5,357 $ 5,179 $ 5,624 $ 5,093 ¹ Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets ² Includes derivative collateral and payable for purchase of investments F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 21

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets that have the characteristics of flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 22

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2025 23